UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
July 28, 2004

RANGE RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-9592	34-1312571

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Main Street, Suite 800 Ft. Worth, Texas		76102

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (817) 870-2601

(Former name or former address, if changed since last report): Not applicable

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ITEM 12. Results of Operations and Financial Condition
ITEM 7. Financial Statements and Exhibits
SIGNATURES
Press Release

ITEM 12. Results of Operations and Financial Condition

     On July 28, 2004, Range Resources Corporation issued a press release announcing its second quarter results. A copy of this press release is being furnished as an exhibit to this report on Form 8-K.

ITEM 7. Financial Statements and Exhibits

     (c) Exhibits:

          99.1 Press Release dated July 28, 2004

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE RESOURCES CORPORATION
By:	/s/ ROGER S. MANNY
Roger S. Manny
Chief Financial Officer

Date: July 29, 2004

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated July 28, 2004

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